EXHIBIT 10.6




              CONFIDENTIAL MUTUAL RELEASE AND SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (the "Agreement") is made and entered as of this 31st day of January, 1998, to be effective as of the 23rd day of December, 1997, by and between 3030 PEACHTREE, L.L.C. (referred to hereinafter as "3030 PEACHTREE") and COUNTRY STAR RESTAURANTS, INC. (referred to hereinafter as "COUNTRY STAR").

                                   WITNESSETH:

         WHEREAS, 3030 PEACHTREE, as landlord, and COUNTRY STAR, as tenant, entered into a Lease Agreement dated March 9, 1995, a First Amendment to Lease Agreement dated October 13, 1995, and a Letter Agreement dated December 12, 1996 (hereinafter collectively referred to as the "Lease") concerning the property located at 3030 Peachtree Road, NW, Atlanta, Georgia 30305 (the "Premises");

         WHEREAS, 3030 PEACHTREE and COUNTRY STAR entered into an Escrow Agreement dated October 13, 1995, with Chicago Title and Trust Company as the Escrow Agent (the "Construction Escrow Agreement");

         WHEREAS, 3030 PEACHTREE and COUNTRY STAR entered into an Escrow Agreement dated October 13, 1995, with The Dime Savings Bank of New York, FSB as the Lender and with Chicago Title and Trust Company as the Escrow Agent (the "FF&E Escrow Agreement");

         WHEREAS,   COUNTRY   STAR  was  solely   responsible   for  making  all
improvements to the Premises and was solely responsible for all costs associated with such improvements;

         WHEREAS, 3030 PEACHTREE demanded that COUNTRY STAR cure Events of Default arising out of and related to the Lease by letters dated January 3, 1997, March 25, 1997, April 14, 1997, and September 19, 1997 (the "Dispute");

         WHEREAS, 3030 PEACHTREE has filed a dispossessory action against COUNTRY STAR in the Magistrate Court of Fulton County, State of Georgia, in the case styled 3030 PEACHTREE, L.L.C. V. COUNTRY STAR RESTAURANTS, INC., Civil Action File No. 97-ED-0320400 (the "Action");

         WHEREAS, the Dispute and Action involve, among other matters, liens filed against the Premises, construction defects on the Premises, the payment of real estate taxes, and COUNTRY STAR's abandonment of the Premises;

         WHEREAS, COUNTRY STAR has agreed to waive all defenses to said Action and voluntarily relinquish possession of the Premises as set forth in Paragraph 1 of this Agreement;

         WHEREAS, 3030 PEACHTREE and COUNTRY STAR have agreed to terminate the Lease effective December 23, 1997;

         WHEREAS, 3030 PEACHTREE and COUNTRY STAR have also agreed to a release and assignment of claims as set forth herein; and

         WHEREAS, 3030 PEACHTREE and COUNTRY STAR (sometimes collectively referred to herein as the "Parties") seek to amicably resolve all controversies between them as described herein.

         NOW, THEREFORE, for and in consideration of the mutual agreements, covenants, and releases, and other good and valid consideration as set forth herein, the receipt and adequacy of which are hereby acknowledged by each of the Parties hereto, the Parties do hereby covenant, represent, warrant, promise, and agree to the following:

         TERMINATION OF LEASE.

         3030 PEACHTREE and COUNTRY STAR agree that the Lease is terminated as of December 23, 1997 and that all right, title and interest of COUNTRY STAR under the Lease shall wholly cease and expire as of that date. However, except as modified herein, any and all provisions of the Lease which by their terms survive the termination of the Lease shall likewise survive this Agreement. Such provisions include, but are not limited to, Article 23, Paragraph 24.3 and
Article 19 of the Lease.

         POSSESSION OF PREMISES.

         COUNTRY STAR agrees to vacate and deliver possession of the Premises to 3030 PEACHTREE no later than 11:59 p.m. on Saturday, January 31, 1998 (the
"Vacation Date"). COUNTRY STAR agrees that when it vacates and delivers possession of the Premises, it will deliver the Premises free and clear of any and all lessees, sublessees, licensees, sublicensees, or other third party claiming any right of possession to the Premises; provided, however, that with respect to Joe Bulat d/b/a ODS Security, Inc. ("Bulat"), with whom Tenant entered into a Parking Lease Agreement sublease dated March 1, 1997, COUNTRY STAR has informed 3030 PEACHTREE that COUNTRY STAR has terminated said Parking Lease Agreement with Bulat, and has filed a dispossessory action against Bulat (Civil Action No. 97dd3O5OH, State Court of Fulton County, Georgia), and that Bulat has claimed by way of counterclaim that his right to possession should not be terminated. COUNTRY STAR agrees that 3030 PEACHTREE has no obligation to prosecute or defend such action, and COUNTRY STAR agrees not to acknowledge or concede in any manner whatsoever that Bulat has any right of possession to the Premises. Until such time as COUNTRY STAR vacates and delivers possession of the Premises, COUNTRY STAR's occupancy of the Premises shall be subject to and in accordance with the terms and conditions set forth in the Lease, except as modified herein.

         COUNTRY STAR has provided to 3030 PEACHTREE immediately upon execution of this Agreement a set of keys to all locks on or in the Premises. COUNTRY STAR also agrees that 3030 PEACHTREE may enter the Premises at any time following the execution of this Agreement.

         Simultaneously with the execution of this Agreement, the Parties agree to execute a Consent Writ of Possession in the form of the Consent Writ of Possession attached hereto and incorporated herein by reference as EXHIBIT "A." The Parties hereby agree to, and direct their counsel to obtain, the entry of said Writ of Possession no later than January 30, 1998; provided, however, that 3030 PEACHTREE agrees that it will not execute upon such Writ of Possession in a manner that is inconsistent with COUNTRY STAR's right to "Tenant's Property" as set forth in Paragraph 5 of this Agreement.

         INSURANCE.

         COUNTRY STAR agrees that it will provide insurance for the Premises in accordance with the terms of the Lease and that such insurance coverage shall remain in full force and effect at least through and including January 31, 1998.

         DOCUMENTS.

         Within ten (10) business days after the execution of this Agreement, COUNTRY STAR will give to 3030 PEACHTREE a copy of any and all as-built plans, contracts, subcontracts, and settlement agreements with any contractor, subcontractor supplier and any other party performing services or providing supplies relating in any way to the Premises.

         FURNITURE, FIXTURES AND EQUIPMENT.

         3030 PEACHTREE agrees that COUNTRY STAR may remove Tenant's Property (as that term is defined in the Lease) from the Premises pursuant to and in accordance with Article 23 of the Lease; provided, however, that Country Star shall leave all of the items identified on the lists (except for the items labeled as "going") attached as EXHIBIT B hereto (which lists include certain items which 3030 PEACHTREE contends do not constitute Tenant's Property) within the Premises through and including May 1, 1998. Upon conducting an inventory of the items it has removed from the Premises (but no later than February 13,
1998), COUNTRY STAR shall update the list of items it left in the Premises. On or before February 27, 1998, 3030 PEACHTREE will inform COUNTRY STAR of any errors in the list. So long as Tenant's Property is then on the Premises, Country Star may negotiate to sell or lease, on such terms and conditions as are acceptable to Country Star, Tenant's Property remaining in the Premises to any other person or entity who, with 3030 Peachtree's consent, becomes a tenant or other occupant of the Premises after the Vacation Date, and Country Star shall be entitled to all proceeds of such sale or lease of Tenant's Property, without deductions or set off by 3030 PEACHTREE for any purpose. 3030 Peachtree agrees that it shall not assess Country Star rental or storage charges relating to any Tenant's Property remaining in the Premises. 3030 Peachtree covenants and agrees that, while any portion of Tenant's Property remains in the Premises, it will take all reasonable steps to secure the Premises, and 3030 Peachtree further agrees that representatives of Country Star will, upon reasonable notice, be allowed access to the Premises following the Vacation Date for the purposes of inspecting Tenant's Property and removing any items labeled on EXHIBIT B as "going" which have not already been removed from the Premises by COUNTRY STAR. 3030 Peachtree agrees that, after May 1, 1998, any Tenant's Property remaining in the Premises, and which has not been sold, leased or otherwise conveyed by Country Star to another occupant of the Premises, may, upon five (5) days written notice to 3030 PEACHTREE, be removed from the Premises by Country Star, and 3030 Peachtree agrees to grant Country Star reasonable access to the Premises for such purpose. Anything herein or in Article 23 of the Lease to the contrary notwithstanding, 3030 Peachtree may, at its option, provide Country Star and its counsel, Jeffrey W. Kelley, with thirty (30) days' written notice to remove all remaining Tenant's Property from the Premises, and in such event, 3030 Peachtree shall provide Country Star and its representatives with reasonable access to the Premises for the purpose of removing Tenant's Property, which removal shall be governed by Article 23 of the Lease. Any Tenant's Property not removed by Country Star upon expiration of said thirty (30) day period shall be deemed to be abandoned and may be retained or disposed of by 3030 Peachtree as it may reasonably determine. The provisions of this Agreement and of Article 23 of the Lease relating to abandonment shall not apply to any portion of Tenant's Property which 3030 Peachtree for any reason refuses to permit Country Star to remove from the Premises or delays in permitting Country Star to remove from the Premises.

         3030 Peachtree agrees that, unless there is written approval from Country Star, then so long as (i) 3030 PEACHTREE, or its affiliates, owns an interest in the Premises, and (ii) COUNTRY STAR is in business operating under a name including the term "Country Star", no business shall be conducted on the Premises, whether by a successor tenant or otherwise, under the name "Country Star" or under a name which includes the term "Country Star."

         INDEMNITY.

         COUNTRY STAR hereby agrees to indemnify and hold harmless 3030 PEACHTREE, its parent and subsidiary companies, affiliates, officers, directors, shareholders, partners, members, employees, agents, insurers, mortgagees, successors and assigns, from any and all liability, loss or damage 3030 PEACHTREE may suffer as a result of claims, demands, costs, liens, attorney's fees or judgments arising out of or relating to COUNTRY STAR's possession of the Premises from December 23, 1997 until the Vacation Date.

         UTILITIES.

         COUNTRY STAR agrees to pay all utilities for the Premises through and including the Vacation Date.

         ESCROW ACCOUNTS.

         COUNTRY STAR agrees to and does hereby relinquish its claims to any remaining funds in the accounts described in the Construction Escrow Agreement and the FF&E Escrow Agreement. Accordingly, COUNTRY STAR agrees to execute letters for the relinquishment and release of such funds simultaneously with the execution of this Agreement in the form of the letters attached hereto and incorporated herein by reference AS EXHIBITS "C" AND "D."

         DISMISSAL WITHOUT PREJUDICE.

         Following entry of the Writ of Possession contemplated in this Agreement, 3030 PEACHTREE shall dismiss without prejudice any remaining claims in Civil Action File No. 97-ED-0320400.

         AD VALOREM REAL ESTATE TAXES.

         3030 PEACHTREE agrees that COUNTRY STAR shall not be required to make any payments for 1997 AD VALOREM real estate taxes other than those taxes, if any, which are imposed on or assessed against COUNTRY STAR's personal property.

         PARTIAL ASSIGNMENT OF CLAIMS.

         COUNTRY STAR hereby assigns to 3030 PEACHTREE all of COUNTRY STAR's claims, cause or causes of action, whether known or unknown, against any and all third parties, including but not limited to architects, contractors, subcontractors, and suppliers, for any design and/or construction services or materials supplied with respect to the Premises in an amount and to the extent necessary to remedy any and all construction defects on the Premises; provided, however, that COUNTRY STAR shall have the right to recover from said third parties all other damages, but only to the extent the recovery of such damages does not reduce 3030 PEACHTREE's claims or damages arising out of defective design and/or construction of the Premises. COUNTRY STAR shall have the right to pursue claims for design and/or construction performed on the Premises if 3030 PEACHTREE fails to pursue such claims within two (2) years of the date of this Agreement; however, neither COUNTRY STAR nor 3030 PEACHTREE shall have an obligation to pursue said claims. This provision shall have no effect on COUNTRY STAR's and/or 3030 PEACHTREE's ability to assert defenses of defective design or construction against claims filed by third parties against COUNTRY STAR. Nothing in this provision shall be construed as an acceptance by 3030 PEACHTREE of any responsibility for the requirements, obligations, and/or responsibilities of COUNTRY STAR for any construction contracts entered into or involving the construction performed on the Premises.

         MUTUAL RELEASES.

         3030  PEACHTREE  for itself,  its  officers,  directors,  shareholders, partners, trustees, representatives, employees, agents, subsidiaries, affiliates, parent corporations, successors, heirs, executors, administrators, assigns, attorneys, and insurance carriers, release and forever discharge COUNTRY STAR, its officers, directors, shareholders, partners, representatives, employees, agents, subsidiaries, affiliates, parent corporations, successors, heirs, executors, administrators, assigns, attorneys, and insurance carriers, from any and all claims, cause or causes of action, damages, claims for costs, attorneys' fees, losses, or demands, whether known or unknown arising out of the Dispute or Action or matters related thereto, including but not limited to any claim for rent or other charge due or allegedly due under the Lease and any claim or other cause of action which otherwise might be alleged or could have been brought in the Action; provided, however, that such release excludes any and all losses or damages suffered or incurred by 3030 PEACHTREE in connection with any liens or lien claims, and/or claims of unjust enrichment asserted by any third party claiming to have supplied design and/or construction services or materials with respect to the Premises. 3030 PEACHTREE agrees to pay the costs of defending any and all claims relating to liens asserted by any third party against 3030 PEACHTREE, and COUNTRY STAR agrees to cooperate in good faith in the defense of such claims. Nothing in this provision shall be construed as an agreement on behalf of 3030 PEACHTREE to defend against any claims asserted by third parties against COUNTRY STAR.

         COUNTRY  STAR  for  itself,  its  officers,  directors,   shareholders,
partners, trustees, representatives, employees, agents, subsidiaries, affiliates, parent corporations, successors, heirs, executors, administrators, assigns, attorneys, and insurance carriers, release and forever discharge 3030 PEACHTREE, its officers, directors, shareholders, partners, trustees, representatives, employees, agents, subsidiaries, affiliates, parent corporations, successors, heirs, executors, administrators, assigns, attorneys, mortgagees (including, without limitation, The Dime Savings Bank of New York,
FSB) and insurance carriers from any and all claims, cause or causes of action, damages, claims for costs, attorneys' fees, losses, or demands, whether known or unknown arising out of the Dispute or Action or matters related thereto, including but not limited to any claim or other cause of action which otherwise might be alleged or could have been brought in the Action.

         AUTHORITY.

         COUNTRY STAR hereby represents that the execution of this Agreement and the performance of its obligations hereunder has been duly and fully authorized by its board of directors or its partners, as applicable. Simultaneously with the execution of this Agreement, COUNTRY STAR will provide to 3030 PEACHTREE a secretary's certificate with a resolution attached authorizing the execution and performance of this Agreement by COUNTRY STAR.

         ATTORNEY'S FEES AND COSTS.

         3030 PEACHTREE and COUNTRY STAR agree that each shall bear its own costs and attorney's fees with respect to the Action and with respect to this Agreement.

         SEVERABILITY.

         If any term or condition of this Agreement or application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, neither the remainder of this Agreement nor the application thereof shall be affected thereby; and each remaining term or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         CONFIDENTIALITY

         It is the intent of COUNTRY STAR and 3030 PEACHTREE that the circumstances at issue in this dispute, the fact of the settlement, and the terms and amount of the settlement be treated as strictly confidential. Pursuant to this, COUNTRY STAR and its attorneys agree that they will not from this date forward, divulge to or discuss with any other person, either directly or indirectly, the fact of the monetary or other terms of this settlement, any facts or circumstances of the underlying matter, except pursuant to valid legal process, an unsolicited request of a regulatory agency or self-regulatory organization with a legal right to demand such information, or as otherwise required by law.

         TIME IS OF THE ESSENCE.

         Time is of the essence of this Agreement.

         ENTIRE AGREEMENT.

         This Agreement contains the entire agreement between the Parties and supersedes and replaces all prior negotiations, proposed amendments and agreements, written or oral. The terms of this Agreement are contractual and not mere recitals.

         NO ASSIGNMENT.

         The Parties warrant and represent that they have not sold, assigned, granted, conveyed or transferred to any other person, firm, corporation or entity any of the claims, demands or causes of action referred to or released in this Agreement.

         AMENDMENTS.

         The terms of this Agreement shall not be altered, amended, modified or otherwise changed in any respect or particular except by a writing duly executed by the Parties hereto. The Parties hereby acknowledge and agree that they will make no claim at any time that the terms of this Agreement have been orally altered or modified in any respect whatsoever.

         NO REPRESENTATION.

         The Parties hereby represent and acknowledge that they have carefully read the foregoing Agreement and the contents thereof, and sign the same as their own free act without any promise, inducement, or representation not fully expressed herein. COUNTRY STAR acknowledges and warrants that it has been represented by independent counsel and that it has reached this Agreement with full understanding of its terms, and that its lawyer has explained to its satisfaction each and all of the Agreement's terms and the legal effects of these terms, and that it executes this Agreement upon the advice, consent, and approval of its attorney.

         MULTIPLE ORIGINALS.

         Each of the undersigned hereby represents, covenants, and warrants that this Agreement is, for convenience, being executed by the Parties in multiple originals, each of which contains the entire agreement of the Parties and is intended to be and is as valid and binding as its counterpart original.

         CHOICE OF LAW.

         This Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the undersigned set their hand on the day and year first written above.
                                                 "3030 PEACHTREE"
                                                 3030 Peachtree, L.L.C.


                                                 By:  /s/ PETER E. BLUM
                                                    ----------------------------
                                                          PETER E. BLUM
                                                          Managing Member,
                                                          3030 Peachtree, L.L.C.
Sworn and subscribed to me
this ____ day of ___________ 1998.

__________________________________
Notary Public

My commission expires:
__________________________________

[NOTARY SEAL]
                                                "COUNTRY STAR"
                                                 Country Star Restaurants, Inc.

                                                 By: /s/ DAN J. RUBIN
                                                 -------------------------------
                                                 name    Dan J. Rubin
                                                 position at CSR  CEO
                                                 (corporate seal)
Sworn and subscribed to me
this ____ day of ___________ 1998.

__________________________________
Notary Public

My commission expires:
__________________________________

[NOTARY SEAL]